POWER OF ATTORNEY

     Know all by these presents,that the undersigned
hereby constitutes and appoints each of Mark Foley
and Ragan Reppond, and each of them individually, his
true and lawful attorney-in-fact and agents to:
     (1)  execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer, director
and/or 10% or greater stockholder of ZELTIQ Aesthetics,
Inc. (the "Company"), and any and all Form 3, 4 and 5
reports required to be filed by the undersigned in
accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended, and the rules thereunder;
     (2)  do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4
or 5 report and timely file such report with the
United States Securities and Exchange Commission and
any stock exchange or similar authority; and
     (3)  take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned, pursuant to this Power of Attorney,
shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in
his discretion.
     The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform each and every act and thing whatsoever
requisite, necessary, and proper to be done in the
exercise of any of the rights and powers herein granted,
as fully to all intents and purposes as the undersigned
might or could do if personally present, with full
power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or his
substitute or substitutes, shall lawfully do or cause
to be done by virtue of this Power of Attorney and the
rights and powers herein granted.  The undersigned
acknowledges that no such attorney-in-fact, in serving
in such capacity at the request of the undersigned,
is hereby assuming, nor is the Company hereby assuming,
any of the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934,
as amended.
     This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required
to file Form 3, 4 and 5 reports with respect to the
undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the
undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 14th day
of November, 2012.

/s/  Sergio Garcia
     Sergio Garcia